UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

FNBH BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File No.)	38-2869722 (IRS Employer Identification No.)

101 East Grand River, Howell, Michigan (Address of Principal Executive Offices)	48843 (Zip Code)

517-546-3150

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Departure of Director

On March 28, 2012, Barbara Draper, a member of the Boards of Directors of both the Company and the Bank, notified the Company and the Bank of her resignation from their respective Board of Directors, effectively immediately. Ms. Draper's decision to resign was in light of her desire to spend more time with her family and the fact that she has left the community and currently resides in Minnesota. Her resignation was not due to any disagreement with the Company or the Bank on any matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNBH BANCORP, INC.

Dated: April 3, 2012	/s/ Mark Huber
	By:	Mark Huber
	Its:	Chief Financial Officer